                                                                      EXHIBIT 25
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                              -------------------

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                              -------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                  A TRUSTEE PURSUANT TO SECTION 305(B)(2) [ ]

                              -------------------

                          J. P. MORGAN TRUST COMPANY,
                              NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                                                             95-4655078
               (STATE OF INCORPORATION                          (I.R.S. EMPLOYER IDENTIFICATION NO.)
               IF NOT A NATIONAL BANK)

           101 CALIFORNIA STREET, FLOOR 38                                     94111
              SAN FRANCISCO, CALIFORNIA                                      (ZIP CODE)
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                             F. HENRY KLESCHEN III
                           ASSISTANT GENERAL COUNSEL
                       227 WEST MONROE STREET, SUITE 2600
                               CHICAGO, IL 60606
                              TEL: (312) 267-5064
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                              -------------------

                            AMERICAN EXPRESS COMPANY
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                       NEW YORK                                              13-4922250
           (STATE OR OTHER JURISDICTION OF                                (I.R.S. EMPLOYER
            INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                   200 VESEY STREET                                            10285
                     NEW YORK, NY                                            (ZIP CODE)
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

                              -------------------

________________________________________________________________________________

ITEM 1. GENERAL INFORMATION.

      Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency, Washington, D.C.
        Board of Governors of the Federal Reserve System, Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

    If the Obligor is an affiliate of the trustee, describe each such affiliation.

    None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16. LIST OF EXHIBITS.

    List below all exhibits filed as part of this statement of eligibility.

    Exhibit 1. Articles of Association of the Trustee as Now in Effect (see
               Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

    Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see
               Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

    Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers
               (contained in Exhibit 2).

    Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

    Exhibit 5. Not Applicable

    Exhibit 6. The consent of the Trustee required by Section 321(b) of the Act.

    Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

    Exhibit 8. Not Applicable

    Exhibit 9. Not Applicable

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 29th day of July, 2004.

                                          J. P. MORGAN TRUST COMPANY, NATIONAL
                                          ASSOCIATION

                                          By /s/ JANICE OTT ROTUNNO
                                             ...................................
                                                     JANICE OTT ROTUNNO
                                                     AUTHORIZED OFFICER

                                   EXHIBIT 6
                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(B) OF THE ACT

July 29, 2004

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of an indenture between Citigroup Inc. and J.P. Morgan Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                          Very truly yours,

                                          J.P. Morgan Trust Company, National
                                          Association

                                          By /s/ JANICE OTT ROTUNNO
                                             ...................................
                                                     JANICE OTT ROTUNNO
                                                     AUTHORIZED OFFICER

EXHIBIT 7. REPORT OF CONDITION OF THE TRUSTEE.

CONSOLIDATED REPORT OF CONDITION OF J.P. MORGAN TRUST COMPANY, NATIONAL
                                    ASSOCIATION
                                                 (LEGAL TITLE)

AS OF CLOSE OF BUSINESS ON DECEMBER 31, 2003

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                               DECEMBER 31, 2003

                                                               ($000)
                                                               ------
Assets
    Cash and Due From Banks.................................  $ 22,115
    Securities..............................................   141,598
    Loans and Leases........................................   106,261
    Premises and Fixed Assets...............................    13,111
    Intangible Assets.......................................   403,878
    Goodwill................................................   250,539
    Other Assets............................................    50,801
                                                              --------
        Total Assets........................................  $988,303
                                                              --------
                                                              --------
Liabilities
    Deposits................................................  $119,625
    Other Liabilities.......................................   112,490
                                                              --------
        Total Liabilities...................................   232,115
Equity Capital
    Common Stock............................................       600
    Surplus.................................................   701,587
    Retained Earnings.......................................    54,001
                                                              --------
        Total Equity Capital................................   756,188
                                                              --------
        Total Liabilities and Equity Capital................  $988,303
                                                              --------
                                                              --------